Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 92,608,712.58
Previously Paid Amount	18,184.39
Total Fee Amount	14,178.40
Total Offset Amount	0.00
Net Fee	$ 0.00